                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


    Date of report (date of earliest event reported):  June 30, 1998



                          NIELSEN MEDIA RESEARCH, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                  1-12275                       06-1450569
(State or other           (Commission                   (IRS Employer
jurisdiction of           File Number)                  Identification No.)
incorporation)


            299 Park Avenue
            New York, New York                           10171
     (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 708-7500

ITEM 5.    Other Events

     On January 15, 1998, the Board of Directors of the Registrant (formerly named Cognizant Corporation) approved in principle a plan to distribute to the holders of common stock of the Registrant (the "Distribution") all of the common stock of the Registrant's subsidiary, IMS Health Incorporated ("IMS HEALTH"). On June 15, 1998, the Registrant's Board of Directors formally approved the Distribution and declared a dividend payable to each holder of record of the Registrant's common stock at the close of business on June 25, 1998 (the "Record Date") of one share of IMS HEALTH common stock for each share of the Registrant's common stock held by such holder at the close of business on the Record Date. Prior to the Distribution, the Registrant contributed to IMS HEALTH all or substantially all of the businesses which comprise the IMS HEALTH business and which accounted for approximately 75% of the Registrant's revenues and 68% of the Registrant's operating income in 1997. Certificates representing shares of IMS HEALTH common stock were mailed
to stockholders of the Registrant on or about June 30, 1998.   The Registrant
has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

     As a result of the Distribution, the Registrant has separated into two independent publicly traded companies: (i) IMS HEALTH, the leading global provider of information solutions to the pharmaceutical and healthcare industries and (ii) Nielsen Media Research, Inc., the leader in television audience measurement services in North America.

     IMS HEALTH is a newly created Delaware corporation, the businesses of which focus on information solutions to the pharmaceutical and healthcare industries. Covering over 90 countries with over 7,200 employees worldwide, IMS HEALTH's businesses include those of I.M.S. International, Inc., the leading global supplier of market information and decision-support services to the pharmaceutical and healthcare industries; Erisco, Inc., a leading supplier of software-based administrative and analytical solutions to the managed care industry; Cognizant Enterprises, Inc., a venture capital unit focused on investments in emerging healthcare businesses; Cognizant Technology Solutions Corporation, a provider of software application development and maintenance services and Year 2000 and Eurocurrency compliance services; SSJ K.K., an entity based in Japan which markets financial application software products and services tailored for the Japanese market; and an equity investment in Gartner Group, Inc., the leading supplier of research and analysis to the information technology industry. Shares of IMS HEALTH Common Stock trade on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "RX".

     The Registrant is the leading source of television audience measurement services in North America. The Nielsen Media Research business, which prior to the Distribution had been conducted by the Registrant's subsidiary, Nielsen Media Research, Inc., continues to be conducted by the Registrant. At the time of the Distribution, such subsidiary was merged into the Registrant and as a result of such merger, the Registrant changed its name to Nielsen Media Research, Inc. The Registrant's common stock continues to trade on the NYSE after the Distribution, but the symbol under which it trades has been changed from "CZT" to "NMR".

     As a result of the Distribution, the Registrant does not have any ownership interest in IMS HEALTH, and IMS HEALTH is an independent public company. In addition, IMS HEALTH does not have any ownership interest in the Registrant (other than 800,000 shares of common stock of the Registrant which IMS HEALTH has agreed to sell promptly after the Distribution).

     IMS HEALTH and the Registrant have entered into certain agreements governing the relationship between IMS HEALTH and the Registrant subsequent to the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Forms of such agreements are filed as Exhibits 99.2 to 99.5 to this Form 8-K and are incorporated herein by reference. In addition, Mr. Robert E. Weissman and Mr. M. Bernard Puckett currently serve on the boards of directors of both companies.

     In connection with the Distribution, the Registrant borrowed $300 million, the proceeds of which were used to repay existing intercompany indebtedness to certain entities included in IMS HEALTH. This debt is an obligation of the Registrant. IMS HEALTH retained $100 million in pre-existing minority-interest financing.

Retroactive Restatement of Diluted Earnings Per Share Data

      In accordance with the methodology provided for in the Employee Benefits Agreement between Cognizant Corporation ("Cognizant") and IMS
HEALTH Incorporated (attached hereto as Exhibit 99.4), each unexercised Cognizant stock option held by a Nielsen Media Research, Inc. ("Nielsen Media Research") employee was converted into 12.3275 Nielsen Media Research stock options. The data below includes Nielsen Media Research's previously reported diluted earnings per share data adjusted retroactively to reflect the conversion of the unexercised Cognizant stock options held by Nielsen Media Research employees.

                                                    Nielsen Media Research Selected Financial Data

                                   Three Months
                                  Ended March 31,                            Year Ended December 31,
                             -------------------------   -------------------------------------------------------------------
                                1998          1997          1997          1996          1995          1994          1993
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                    (unaudited)                                                            (unaudited)
                                                                              ($ amounts in thousands,
                                                                               except per share data)
Income Statement Data:
Operating Revenue                $96,064       $86,271      $358,594      $319,404      $288,652      $250,303      $209,894
Net Income                       $14,246       $12,730      $ 52,475      $ 47,605      $ 40,412      $ 30,115      $ 19,661
Earnings Per Share- Basic        $  0.09       $  0.07      $   0.32      $   0.28      $   0.24      $   0.18         --
Earnings Per Share -
 Diluted (as restated)           $  0.08       $  0.07      $   0.31      $   0.28      $   0.24      $   0.18         --
Average Number of Shares
 Outstanding - Basic         162,406,000   169,770,000   165,163,000   169,944,000   169,522,000   169,946,000

Dilutive Effect of Shares
 Issuable Under Stock
 Options (as restated)         8,889,163       133,038     3,541,974       729,418          --            --
Adjustment of Shares
 Applicable to Exercise of
 Stock Options (as restated)   2,400,879       123,928     2,646,307          --            --            --
                            ------------  ------------  ------------   ------------  ------------  ------------
Average Number of Shares
 Outstanding - Diluted
 (as restated)               173,696,042   170,026,967   171,351,282    170,673,418   169,522,000   169,946,000

Balance Sheet Data:
Total Assets                    $199,645      $178,598      $192,434       $170,331      $134,521      $138,842      $ 97,831
Long-Term Debt                  $      -      $      -      $      -       $      -      $     78      $    244      $    411


Proforma Earnings Per Share Data

      In addition, on July 8, 1998, the Board of Directors of Nielsen Media Research approved a 1-for-3 reverse stock split which is subject to shareholder approval by shareholders of record as of July 31, 1998 at a special meeting of shareholders to be held on August 26, 1998. If approved, shareholders at the close of business on the record date will receive one new share of Nielsen Media Research Common Stock in exchange for three old shares. As a result of the reverse stock split, basic and diluted earnings per share reflected on a proforma basis would be as follows (afer giving effect to the conversion of the unexercised Cognizant stock options to Nielsen Media Research stock options referred to above).

                                            Three Months
                                           Ended March 31,                          Year Ended December 31,
                                      -----------------------   -------------------------------------------------------------------
                                         1998         1997         1997          1996          1995          1994          1993
                                      ----------   ----------   -----------   -----------   -----------   -----------   -----------
Proforma Basic Earnings Per Share
  - Unaudited                         $   0.26      $   0.22     $    .95      $    .84      $    .72      $    .54             -

Proforma Diluted Earnings Per Share
  - Unaudited                         $   0.25      $   0.22     $    .92      $    .84      $    .72      $    .54             -


     Attached hereto as Exhibit 99.1 is the Information Statement dated as of June 22, 1998 (the "Information Statement") which the Registrant has sent to each of the record holders of its common stock as of the close of business on the Record Date. The Information Statement contains additional information regarding the Distribution and the Registrant. All of the information included in the following sections of the Information Statement is incorporated herein by reference:

     Questions and Answers About the Distribution and Related Matters Information Statement Summary
     Forward-Looking Statements
     Risk Factors--Risks Relating to IMS HEALTH and Nielsen Media Research and
      --Risks Relating to Nielsen Media Research
     The Distribution
     Relationship Between IMS HEALTH and Nielsen Media Research After the
      Distribution
     Dividend Policies--Nielsen Media Research
     Nielsen Media Research Capitalization
     Nielsen Media Research Selected Financial Data
     Nielsen Media Research Management's Discussion and Analysis of Financial
      Condition and Results of Operations
     Nielsen Media Research Business
     Nielsen Media Research Management and Executive Compensation
     Nielsen Media Research Security Ownership By Certain Beneficial Owners and
      Management
     Financial Statements--Nielsen Media Research, Inc. (Pages F-39 to F-59 inclusive)

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ITEM 7.  Financial Statements; Pro Forma Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     The information included in the section of the Information Statement entitled "Nielsen Media Research Unaudited Consolidated Pro Forma Financial Statements" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby the Registrant has "spun-off" IMS HEALTH, because of the relative significance of the IMS HEALTH business to the Registrant, IMS HEALTH is being treated as the "accounting successor" to the Registrant for financial reporting purposes. The pro forma financial statements incorporated by reference herein relate to the ongoing operations of the Registrant after the Distribution.

(c)  Exhibits


Exhibit No.         Description
-----------         -----------
23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2           Form of Distribution Agreement between Cognizant Corporation and
               IMS Health Incorporated

99.3 Form of Tax Allocation Agreement between Cognizant Corporation and IMS Health Incorporated

99.4           Form of Employee Benefits Agreement between Cognizant
               Corporation and IMS Health Incorporated

99.5           Form of Amended and Restated Transition Services Agreement among
               Cognizant Corporation, IMS Health Incorporated, The Dun &
               Bradstreet Corporation, The New Dun & Bradstreet Corporation,
               ACNielsen Corporation and Gartner Group, Inc.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NIELSEN MEDIA RESEARCH, INC.

                            By: /s/ Stephen J. Boatti
                               ------------------------------
                               Title: Senior Vice President,
                                      Chief Legal Officer and
                                      Secretary


Date:  July 20, 1998

                                    EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2           Form of Distribution Agreement between Cognizant Corporation and
               IMS Health Incorporated

99.3 Form of Tax Allocation Agreement between Cognizant Corporation and IMS Health Incorporated

99.4           Form of Employee Benefits Agreement between Cognizant
               Corporation and IMS Health Incorporated

99.5           Form of Amended and Restated Transition Services Agreement among
               Cognizant Corporation, IMS Health Incorporated, The Dun &
               Bradstreet Corporation, The New Dun & Bradstreet Corporation,
               ACNielsen Corporation and Gartner Group, Inc.
